Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, president of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	February 27, 2008
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, treasurer and principal financial and accounting officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Marie K. Karpinski	February 21, 2008
Marie K. Karpinski	Date
Treasurer and Principal Financial and Accounting Officer